IN THE ELEVENTH JUDICIAL CIRCUIT COURT
                                          IN MIAMI-DADE COUNTY, FLORIDA

                                          GENERAL JURISDICTION DIVISION

                                          CASE NO. 00-32262 CA 03
In Re:

MORTGAGE.COM, INC.,

                  Assignor,

TO:

LEWIS B. FREEMAN,

                  Assignee.
---------------------------------/

             EMERGENCY EX PARTE MOTION BY ASSIGNEE FOR AUTHORIZATION
                       TO CONDUCT BUSINESS OF THE ASSIGNOR
     FOR A LIMITED PERIOD, PURSUANT TO FLORIDA STATUTES Section 727.108(4)
     ---------------------------------------------------------------------

         LEWIS B. FREEMAN, Assignee for the Benefit of Creditors of Mortgage.com, Inc. (the "Assignee"), respectfully moves this Court for an ex-parte order authorizing the Assignee, pursuant to Florida Statutes Section 727.108(4) to conduct the business of the Assignor for a limited period of time, not to exceed sixty (60) days, and in support thereof states as follows:

         1. Mortgage.com, Inc. ("MDC") was a publicly traded company with thousands of shareholders, that was involved in the business of supplying mortgages to on-line consumers.

         2. On December 14, 2000, MDC filed an Assignment for the Benefit of Creditors, pursuant to Florida Statutes Section 727 et al., in favor of the Assignee.

         3. In order for the Assignee to successfully wind-down MDC's extensive mortgage loan operations, 38 employees will need to be retained (the "Key Employees"). Of course, the Key Employees will not work for free. As such, the Assignee has negotiated to pay the Key Employees their salary and vacation pay benefits in order to have the wind-down of MDC's operation continue in an organized and cost-effective manner. Attached hereto as Exhibit "A" is the schedule of payments to, and length of retention of, the Key Employees (the "Payroll Schedule")1.

         4. The Key Employees will perform numerous services for the Assignee, including, but not limited to the following: record storage2, finalizing accounting issues, and locating contracts. The retention of several of the Key Employees' services may be necessary for a period of time up to sixty days from the date of this Motion (the "Additional Key Employees")3. The Additional Key Employees will assist the Assignee by facilitating the sale of MDC's remaining loans through the "pipeline" to secondary investors.

         5. The payment of the Key Employees and the Additional Key Employees, as necessary, pursuant to the Payroll Schedule is in the best interests of the Estate. Florida Statutes Section 727.108(4) requires the Assignee to "[c]onduct the business of the assignor for limited periods, if in the best interests of the estate, upon authorization of the court." Further, Florida Statutes Section 727.109(3) grants this Court the power to "authorize the business of the assignor to be conducted for limited periods by the assignee, if in the best interests of the estate."

         6. Due to the extensive pre-assignment business loan operations of MDC, along with the various statutory record-keeping requirements imposed upon mortgage loan companies, it is clearly

--------
         1 The Payroll Schedule contains amounts to be paid to the Key Employees for their retention through and including December 31, 2000. Such amounts includes payroll, a stay bonus, and vacation pay.

         2 Various state laws require certain mortgage documents to be maintained by MDC for a specified number of years.

         3 In such event, the Additional Key Employees will be compensated on a bi-weekly basis pursuant to the "payroll" column of the Payroll Schedule, only.

in the best interest of the Estate, to retain the Key Employees through December 31, 2000, and the Additional Key Employees for such longer time as the Assignee deems necessary, not to exceed sixty days from the date of this Motion without further Court order, in order to provide for the orderly wind-down of the Assignor's business.

         7. Pursuant to Florida Statute Section 727.111(9), this Court has discretion to "consider motions and grant or deny relief without notice or hearing" whenever notice is not specifically required to be given. As there is no specific requirement for providing notice for the relief requested herein, the Assignee requests that the Court enter an order on an ex-parte basis. Ex-parte relief is further warranted so that the wind-down of the Assignor's business can be conducted in an orderly fashion, i.e., the Key Employees need assurance that they will be paid before they will agree to continue working.

         WHEREFORE, the Assignee respectfully requests an Order of this Court authorizing the Assignee to conduct the business of the Assignor for a period of time not to exceed sixty (60) days from the date of this Motion; and for an order authorizing the Assignee to retain the services of the Key Employees through December 31, 2000, and the Additional Key Employees for such longer time as is necessary, not to exceed sixty days from the date of this Motion without further Court order, pursuant to the Payroll Schedule.

                                       By: Assignee for the Benefit of Creditors
                                           of Mortgage.com, Inc.



Dated: December 15, 2000               By:  /s/ Candis Trusty
                                          --------------------------------------
                                           Candis Trusty, Attorney for the
                                           Lewis B. Freeman, Assignee for the
                                           Benefit of Creditors of Mortgage.com,
                                              Inc.

Mortgage.com
Assignment Payroll Projections
As of December 15, 2000

                                           Payroll           Stay bonus           Vacation
Employee                                    12/31               12/31                Pay
----------------------------------------------------------------------------------------------

MDC Employees Leaving 12/31
---------------------------

Adams, Sheri                               1,112.32
Bonadie, Ketha                             1,317.55           1,211.54                206.87
Brown, Linda                               1,431.04           1,315.10              1,579.57
Cavallero, Debra                           1,750.00           1,615.32                     -
Cavrudatz, Jennifer                        1,640.63           1,514.37                617.51
Cea, Cesar                                 1,208.33           1,115.34                566.47
Corley, Alma                               2,275.00           3,500.00              3,168.38
Defalco, Ann D.                            2,446.88           2,250.00                     -
Deluca, Richard                            1,855.00           1,712.24              1,083.68
Ellis, Diane                               1,265.27           1,163.46                348.46
Foster, Mireya                             1,820.00           1,679.44              1,512.63
Greenberg, Angela                          2,708.33           4,000.00              2,125.93
Griffin, Jean                              1,338.50           1,230.81                502.17
Kimbrough, Janine                            957.00             880.00                     -
Lauriston, Lina                            1,167.24           1,073.32                331.96
Lopez, AnnMarie                              938.24                  -                     -
Malich, Laurie                             1,454.66           1,337.62                669.31
Murphy, Paul*                              1,500.00                  -                     -
Pace, Dolores L.                           1,844.57           1,696.15              1,617.92
Palmieri, Pat                              1,275.72           1,173.16                586.98
Perron, Eve                                1,141.12                  -                     -
Rosenthal, Melinda                         2,009.70           1,848.00                     -
Sahai, Sandi                               1,463.94           1,346.15                582.72
Samuel, Carmen E.                          1,171.15           1,076.92                 44.69
Schneider, Heather                         1,463.94           1,346.15
Spann, Andrea                              1,251.00           1,150.34                230.50
Steinmetz, Kenneth                         3,229.17           5,500.00              1,191.94
Torres, Annette                              732.16                  -                     -
Villamovo, Isabel                          2,083.33           2,083.33              2,563.22
Want, Erika                                1,526.68           1,403.85                921.80
Webb, Vereasa                                783.00             720.00                509.76
Wehr, Erica                                1,182.83           1,087.66                238.33
Wellington-Hall, Annette                   1,192.77           1,096.80                348.23
Wheeler, Deborah                           1,541.67           1,541.67                509.11

MDC Employees Staying Indefinitely
----------------------------------

Anderson, Chris                            3,333.33           3,333.33              2,461.54
Kirchmier, Ed                              4,166.67           4,166.67              4,616.83
Lashbrook, Don                             7,083.33           6,538.21              6,540.91
Ochionerro, Rita                           1,819.47           1,819.47                837.17

----------------------------------------------------------------------------------------------
TOTALS                                    68,481.53          64,526.42             36,514.59
==============================================================================================

TOTAL DECEMBER 31, 2000 PAYROLL         $169,522.55
===================================================

*estimated